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                                                                 EXHIBIT (10)(v)


                             FIRST AMENDMENT TO THE
                             FIRSTMERIT CORPORATION
                       UNFUNDED SUPPLEMENTAL BENEFIT PLAN
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                             FIRST AMENDMENT TO THE
                             FIRSTMERIT CORPORATION
                       UNFUNDED SUPPLEMENTAL BENEFIT PLAN
                        (AMENDED AS OF JANUARY 1, 1991)

         FIRSTMERIT CORPORATION, FKA FIRST BANCORPORATION OF OHIO, (the "Company") hereby adopts this First Amendment to the First Bancorporation of Ohio Unfunded Supplemental Benefit Plan (Amended as of January 1, 1991).

                                R E C I T A L S:

         A. The Company adopted the First Bancorporation of Ohio Unfunded Supplemental Benefit Plan (Amended as of January 1, 1991) (the "Plan") effective as of January 1, 1991.

         B. Section 6.1 of the Plan provides that the Company may amend the Plan at any time and from time to time.

         C.  The Company desires to amend the Plan to change its name.

         IN CONSIDERATION OF THE FOREGOING, the Company hereby amends the Plan, effective as of January 31, 1995, as follows:

        1. Except as otherwise expressly provided, capitalized terms used in this Amendment shall have the same meanings as those ascribed to them in the Plan.

        2.  Section 1.4 of the Plan is amended and restated to read as follows:

          1.4 Company. FirstMerit Corporation, its successors and assigns, any subsidiary or affiliated corporation which has properly adopted the Pension Plan, any subsidiary or affiliated organizations authorized by the Board to participate in this Plan with respect to their Employees, and any organization into which or with which the Company may merge or consolidate or to which all or substantially all of its assets may be transferred, except where a specific reference is made to a particular corporation.

        3.  Section 1.8 of the Plan is amended and restated to read as follows:

          1.8 Plan.     The FirstMerit Corporation Unfunded Supplemental
                        Benefit Plan.

        4.  Except as expressly provided in this Amendment, the remaining terms and conditions of the Plan shall remain in full force and effect.
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                 IN WITNESS WHEREOF, FirstMerit Corporation has caused this
First Amendment to the Plan to be duly executed and adopted this 19th  day of
January, 1995.                                                   ----


                                                   FIRSTMERIT CORPORATION


Attest:/s/ Terry E. Patton                         By:/s/ Howard L. Flood
       -------------------                            -------------------
         Secretary
                                                        Its: President & Chief
                                                             Executive Officer





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